SunTrust Banks, Inc. L. Phillip Humann Chairman and Chief Executive Officer September 13, 2006 Exhibit 99.1

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2005 Annual Report on
Form 10-K, Quarterly Reports for the periods ended March 31, 2006 and June 30, 2006 on Form 10-Q and Current Reports on Form 8-K.
This presentation includes non-GAAP financial measures to describe SunTrust’s performance.  The reconciliation of those measures to GAAP measures can be found in the appendix to this presentation, as well as in SunTrust’s earnings press releases, which can be found on SunTrust’s website in the news section of the investor relations pages. In this presentation, net interest income, net interest margin and the efficiency ratio are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
The information in this presentation may contain forward-looking statements. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements. These statements often include the words "believes," "expects," "anticipates,"
"estimates," "intends," "plans,” "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future conditional verbs such as "may,"
“will,” “should,” “would,” and "could." Such statements are based upon the current beliefs and expectations of SunTrust's management and on information currently available to management.  The forward looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements speak as of the date hereof, and SunTrust does not intend to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.
Forward looking statements involve significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements.
Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in the Company's 2005 Annual Report on Form 10-K, in the Company’s Quarterly
Reports on Form 10-Q, and in the Current Reports on Form 8-K filed with the Securities and Exchange Commission and available at the Securities and
Exchange Commission's internet site (http://www.sec.gov). Those factors include: changes in general business or economic conditions, including customers' ability to repay debt obligations, could have a material adverse effect on our financial condition and results of operations; changes in market interest rates or capital markets could adversely affect our revenues and expenses, the value of assets and obligations, costs of capital, or liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; significant changes in securities markets or markets for commercial or residential real estate could harm our revenues and profitability; customers could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; customers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking, which subjects us to a variety of risks; hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact our business; we rely on other companies for key components of our business infrastructure; we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect our business, revenues, and profit margins; competition in the financial services industry is intense and could result in losing business or reducing profit margins; future legislation could harm our competitive position; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; our ability to receive dividends from our subsidiaries accounts for most of our revenues and could affect our liquidity and ability to pay dividends; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel without whom our operations may suffer; we may be unable to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement the business strategy; our accounting policies and methods are key to how we report financial condition and results of operation, and may require management to make estimates about matters that are uncertain; our stock price can be volatile; and our disclosure controls and procedures may fail to prevent or detect all errors or acts of fraud.

SunTrust Value Proposition
•
Unique operating model - enables us to deliver big bank resources through a locally empowered management team
•
Ideal high growth footprint – we are in some of the fastest growing markets in the country
•
Experienced and proven management team – with deep banking experience and diverse backgrounds and engaged employees through stock ownership
•
Increasingly diverse revenue and business mix – positioned for growth in various business cycles
•
Disciplined approach to credit risk management - consistently maintain “best-in-
class” credit quality
•
History of growing dividends and returning earnings to shareholders – long-
term dividend growth is 11% and over the past ten years 70% of earnings on average were returned to shareholders
•
Opportunities to drive future earnings growth through optimizing business mix and greater efficiency and productivity – shaping the long-term view about the clients we want to serve and the businesses we want to be in

Building for Long-Term Growth
Current 1998/99
• Focused on
efficiency,
ability to
deliver
common
customer
experience
• Implemented
series of
operational
initiatives and
common
systems
platform
• Introduced new
geographic
structure and
operating
model
• Aligned top
talent to key
leadership
positions
• Intensified
local market,
client and sales
focus
• Extended
footprint into
key growth
markets with
Crestar
merger
• Collapsed 28
bank charters
• Streamlined
functional
organization
Enhanced
Franchise
One
Bank
Take the
Lead
Sales
Culture
Transformation
Risk
Optimization &
Enhanced
Operating
Leverage
• Focusing on loan
spread improvements
• Institutionalizing
Business Mix
Management process
to optimize long-term
investments and
financial performance
• Identifying portfolios
with opportunity for
better risk-adjusted
pricing, applying
improved credit
analytics and pricing
tools
• Pursuing productivity
initiatives to drive
significant expense
savings
• Implemented corporate
strategy referred to as
S3 + E2 = Selling,
Serving, Sustaining
client relationships with
Excellence in Execution
• Placed highest priority
on sales, cross-LOB
referrals & client
retention
• Championed 360
o
relationships: profiling
clients’ financial
services needs and
accessing the breadth
of SunTrust’s
capabilities
• Established high
performance standards
for LOB’s and
geographic units

Convenience
Product Array
and Expertise
Ability to
Serve
All Segments
Ease of Doing
Business
Personalized,
Quality
Service
Decision Close
to Customer
Deliver “Big Bank” Capabilities
Local Decisions
and Responsiveness with
Unique Operating Model

• Five Business Lines
– Retail
– Commercial
– Mortgage
– Corporate and
Investment Banking
– Wealth and Investment
Management
• Four Groups
– Central
– Florida
– Mid-Atlantic
– Carolinas
• 20 Regions with a Local
Executive and Dedicated
Management Team
• 50+ Local Banking Markets
Drive Strategy,
Initiatives, Installation
and
Profitability
Drive Client Acquisition,
Expansion, Service,
Retention and
Profitability
Lines of Business Geographies
LOB and Geographic Overview

Operating Model Differentiation
•
LOB’s design business and product strategies
with direct feedback from the geographic
partners
•
Geographic partners are led by regional leaders
who have solid-line reporting relationships with
the local Retail, Commercial and Wealth and
Investment Management heads.  They are
empowered to deliver services, products and
pricing to local customers
•
Local credit decisioning and pricing (most
commercial credit requests are priced and
approved locally)
•
Local management is held accountable and
their incentive compensation is earned based
on the success of the combined local LOB’s
performance
•
Geographic partners have weekly sales
meetings with LOB’s where specific cross LOB
commitments are made and the subsequent
success tracked
•
Focused on delivering the whole institution to
customers on an integrated basis
Mid-Atlantic
Carolinas
Central
Florida

SunTrust
Wachovia
Wells Fargo
Bank of America
Amsouth
BB&T
First Horizon
U.S. Bancorp
U.S. Average
Regions
Fifth Third
Comerica
KeyCorp
M&T Bank
PNC
National City

High Growth Footprint Leveraged for Continued Growth
• Weighted average population growth for SunTrust markets 84% higher than national average
• Excellent future growth prospects for SunTrust
%
Source: SNL Securities, U.S. average is a weighted average based on MSA deposits.
Weighted Average Population Growth
(5 Yr Projected Growth Rate: 2005-2010)
2.6 2.7
2.9
3.8
5.5
5.5
5.9
6.4
6.7
7.2
7.4
7.9
8.7
9.4
6.3
11.6
0
2
4
6
8
10
12
14

Experienced and Proven Management Team
SunTrust Management Committee
Averages 29 years of experience with diverse backgrounds
Name Title Heritage
Years of Banking
Experience
Phil Humann Chairman and CEO Trust Co (1985) 37
Jim Wells President and COO Crestar (1998) 38
Bill Reed Vice Chairman, Geographic Banking and Sales Administration NCF (2004) 36
Don Downing Governance and MIO Trust Co (1985) 38
Dennis Patterson Corporate Sales Administration Trust Co (1985) 37
C. T. Hill Chairman, President and CEO, Mid-Atlantic Group Crestar (1998) 36
Richard Furr Chairman, President and CEO, Carolinas Group NCF (2004) 35
Bob Coords Chief Risk Officer SunBank (1985) 33
Craig Kelly Chief Marketing Officer Crestar (1998) 33
Jenner Wood Chairman, President and CEO, Central Group Trust Co (1985) 31
Charlie Shufeldt Corporate and Investment Banking Trust Co (1985) 30
Tom Kuntz Chairman, President and CEO, Florida Group SunBank (1985) 28
Bill Rogers W&IM, Commercial and Mortgage Trust Co (1985) 26
Dave Dierker Chief Administration Officer Crestar (1998) 26
Mimi Breeden Director of Human Resources Trust Co (1985) 26
Tom Freeman Chief Credit Officer Hired in 2006 25
Ray Fortin General Counsel Trust Co (1985) 25
Gay Abbott Commercial Line of Business Trust Co (1985) 23
Gene Kirby Retail Line of Business Crestar (1998) 21
Mark Chancy Chief Financial Officer STRH (2001) 20
Sterling Edmunds President and CEO, SunTrust Mortgage Crestar (1998) 19
Tim Sullivan Chief Information Officer Hired in 2003 18

Employee Engagement
Think…..
like an owner
Act….
like an owner
Spend…..
like an owner
We Depend on Each Other
- SunTrust employees own stock
worth $1.2 billion
-
Employees own over 16 million
shares
-
Employees hold nearly 20 million
stock options
To Make It Happen…

June YTD 2006
36%
13%
9%
12%
20%
10%
Retail
Commercial
Corporate
and
Investment
Banking
Mortgage
Wealth and
Investment
Management
Corporate Other
and Treasury
Diverse and Balanced Business Mix
After-Tax Net Income
Contribution by Line
of Business
(As a % of Consolidated
After-Tax Net Income)

18%
8%
57%
8%
5%
4%
Net Interest
Income
Deposit and
Other Fees
Other
Mortgage
Broker/Dealer
Trust and
Investment
Management
Diverse Revenue Stream
Revenue by Type of
Income
(Excludes Securities
Gains/Losses)
June YTD 2006

Rising Contribution of Fee Income
29%
32%
36%
35%
36%
37%
39%
39%
41%
40%
42%
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 June YTD
2006
Fee Income / Total Revenue
1 Excludes securities gains/losses.
1

Disciplined Credit Risk Management
0.19
0.24
0.21
0.14
0.13
0.27
0.17
0.08 0.10
-0.40
-0.20
0.00
0.20
0.40
0.60
0.80
1.00
1.20
2Q 2004 3Q 2004 4Q 2004 1Q 2005 2Q 2005 3Q 2005 4Q 2005 1Q 2006 2Q 2006
SunTrust Peer Average High Low
Annualized Net Charge-Offs/Average Loans
%
*
* Peers include Amsouth, Bank of America, BB&T, Comerica, Fifth Third, First Horizon, Keycorp, M&T Bank, National City, PNC, Regions, US Bancorp, Wachovia and
Wells Fargo.  Numbers presented for peers are averages.
Source: SNL Financial and company filings.

Real Estate 1-4 Family
28%
Commercial -
Commercial LOB
12%
Commercial - Other
LOBs
3%
Commercial Leasing
4%
Real Estate Home
Equity Lines
11%
Real Estate
Construction
10%
Consumer - Indirect
7%
Consumer - Direct
4%
Real Estate
Commercial
11%
Commercial - CIB
LOB
10%
Loan Portfolio
YTD Average Balances
Through June 2006
Diverse Loan Portfolio
1 Excludes business credit card, nonaccrual and restructured loans as their aggregate contribution was less than 1%.
Commercial - CIB
•
A majority of our large middle
market and corporate loans carry
an investment grade profile
•
No large industry concentrations
Real Estate Commercial
•
Well balanced by type and region
•
Owner occupied facilities
represent the largest segment of
the portfolio
Real Estate Construction
•
Approximately 60% of RE Construction is Residential
RE related
•
Underwriting minimizes exposure to volatile,
speculative condo investor activity
–
Typically requires minimum pre-sales from the
borrower, minimum equity from the borrower,
bonding of the borrower, minimum deposits from
buyers and the use of unassignable contracts
•
Total condo construction outstandings = approximately
$500 million, less than 1% of the total portfolio
Real Estate 1-4 Family
•
Mortgage portfolio: WA credit score =
734, over half the portfolio has a score
greater than 740, WA LTV = 77%
•
Home equity loans: WA credit score =
732, WA LTV = 71%, 1st lien position on
48%
Real Estate Home Equity Lines
•
WA credit score = 742, WA LTV = 73%,
1st lien position on 29%
1

.84
.93
1.09
1.19
1.31
1.38
1.45
1.64
1.89
2.32
2.56
2.87
3.13
3.04
4.13
4.30
4.72
4.66
4.73
5.19
5.47
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

1 EPS as originally reported and adjusted for stock splits.  There are no adjustments for merger pooling.
2 Based on GAAP EPS.
GAAP EPS
0.06
0.17
0.14
0.37
0.10
0.09
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
$4.50
$5.00
$5.50
$6.00
EPS
Reduction in EPS due to merger-related charges
CAGR = 10%
EPS Growth
June YTD EPS = $2.96
1
2

SunTrust

0.35
0.39
0.43
0.47
0.52
0.58
0.66
0.74
0.83
0.93
1.00
1.38
1.48
1.60
1.72
1.80
2.00
2.20 1
2.44
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

16 Growing the Dividend $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 CAGR = 11% Current Quarterly Dividend = $0.61 1 2006 implied dividend.

38
40
41
38
37
34
34
33
36
33
33
50
39
52
62
74
86
105
68
106
79
51
0
20
40
60
80
100
120
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 June YTD
2006
Dividend Buyback
Returning Capital to Shareholders
SunTrust returned 70% of earnings on average to shareholders during this period
%
Pre-NCF
Total Payout Average = 79%
Dividends = 35%
Buyback = 44%
Post-NCF
Total Payout Average = 47%
Dividends = 40%
Buyback = 7%

Business Mix Management Overview: shaping the long-term view about the clients we want to serve and the businesses we want to invest in
• Periodically review our portfolio of businesses (30) to ensure that we are making the right investment choices
• Have a view of what businesses are core to SunTrust’s long-term strategy that is validated by current and future performance and external perspectives
• Evaluate risk-adjusted profitability data to inform strategic decisions
• Provide high level corporate direction to enhance the one-and five-year planning/budgeting processes:
- Relevance and importance to SunTrust’s overall mix of businesses
- Differentiated expense growth rates based on where we want to focus investments
• Identify opportunities to reallocate investment dollars either through expense or productivity initiatives or exiting, restructuring or selling select businesses
Objectives
Shaping Our Long-Term Business View
Results
• Divestiture of bond trustee business
• Divestiture of certain factoring assets
• Divestiture of the stock transfer business
• Other opportunities are continuously being evaluated

Optimizing Risk Adjusted Results
• Established a formal process to periodically review credit portfolio performance by
LOB, geography, industry and counterparty risk concentrations. Data is viewed in a risk/reward framework
• There are several key ways in which the new approach is adding economic value:
– Portfolio performance will be improved by a better understanding of the value creation process and the trade-offs required for optimal use of scarce or excess capital (regulatory and economic)
– Pricing and origination strategies will be managed in a more dynamic manner using standardized, consistently applied and comprehensive metrics across our franchise
– The Portfolio Management Committee provides an opportunity to review market opportunities (loan portfolio transactions, pricing trends, etc.) in the context of available capital, budgets and current portfolio risk-adjusted yields that facilitates the pursuit of high-value strategies that can potentially enhance earnings momentum with a risk-balanced perspective
– This process was the driver behind the sale of $3 billion in loans in the 2   and 3
quarters of 2006 ($1.8 billion in mortgages and $1.2 billion in student loans), which will benefit key areas such as use of capital and loan loss reserves, and important metrics such as margin and ROA
• The Portfolio Management Committee facilitates the most efficient use of SunTrust’s regulatory and economic capital resources
nd
rd

Changing the Paradigm of Balance Sheet Management
Historical Future
• EPS growth is good as long as
risk is low
• Balance EPS objectives with other
financial ratios (ROA, NIM, etc.)
• Balance sheet usage driven by
business line ability to originate
• Largely ‘buy and hold’
philosophy
• Challenge of having comparable
data across the lines of
business to allocate capital
effectively
• Balance sheet usage planned,
monitored and actively managed,
as a whole, through the Portfolio
Management Committee and
ALCO processes
• Consideration of multiple
alternatives for liquid asset
classes.  Promotion of
specialization
• Comparability and transparency;
LOB’s and functions are
accountable for generating value
at origination

Improving SunTrust Efficiency and Productivity (STEP)
•
Six specific program “elements  or work streams…work plan refinement underway
–
Supplier Management
–
Corporate Real Estate
–
Outsourcing/Offshoring
–
Investment and Project Management Governance
–
Client Support Operating Leverage
–
Client Contact Operating Leverage
•
Focused on select current expenses, major new investments and creating operating leverage
•
Create a sustainable platform for promoting future productivity improvements
•
Major STEP program elements:
–
Supplier Management: $1.4 billion (29% of total expenses) is spent annually on goods and services
Through process enhancements optimize the number of suppliers, create pricing leverage and develop or deepen banking relationships with suppliers
–
Corporate Real Estate: total occupancy expenses of approximately $330 million
Optimize facility cost through sale/leaseback opportunities, enhanced space utilization and minimizing unleased space
–
Outsourcing/Offshoring: evaluating various opportunities
”

Long-Term Financial Goals
SunTrust Long-Term Financial Goals
5 Year Goal
Primary Performance
Metrics
• Executing LOB strategies in the
geographic units to acquire, retain
and expand client relationships,
leveraging our operating model
differentiation
• Enhancing the depth and breadth of
our management team and
continued alignment against our
long-term financial objectives, with
the appropriate balance for short-
term earnings achievement
• Balancing our business mix,
optimizing risk-adjusted returns and
aligning investments with the
greatest opportunities
• Continued focus on internal
productivity improvements to reduce
costs and create investments for
future growth
How We Get There
1
Actual results could differ.  Please see slide 1 for a list of important factors that could cause actual results to differ.
2
Based on full-year, annual growth rates.
3
Period-end tangible equity divided by period-end tangible assets.
EPS Growth
Operating Leverage:
Revenue/Expense
Multiple
Revenue Growth
Tangible Equity to
Tangible Assets
9-11%
1.5x
>7%
>6%
1
2
3
2
2

SunTrust Banks, Inc. L. Phillip Humann Chairman and Chief Executive Officer September 13, 2006

24 APPENDIX

Non-GAAP Measures Presented¹ June
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 YTD
Total noninterest income 1,146.1 1,329.2 1,653.9 1,625.9 1,773.6 2,051.9 2,268.8 2,303.0 2,604.4 3,155.0 1,726.9
Securities (losses)/gains 17.6 6.9 8.2 (109.1) 6.6 153.1 204.5 123.9 (41.7) (7.2) 6.0
Total noninterest income before securities gains/losses 1,128.5 1,322.3 1,645.7 1,735.0 1,767.0 1,898.8 2,064.3 2,179.1 2,646.1 3,162.2 1,720.9
Total revenue - FTE 3,855.8 4,161.8 4,627.4 4,813.9 4,922.0 5,345.3 5,552.0 5,668.3 6,348.0 7,809.5 4,116.3
Securities (losses)/gains 17.6 6.9 8.2 (109.1) 6.6 153.1 204.5 123.9 (41.7) (7.2) 6.0
Total revenue - FTE excluding securities gains/losses 3,838.2 4,154.9 4,619.2 4,923.0 4,915.4 5,192.2 5,347.5 5,544.4 6,389.7 7,816.7 4,110.3
1
SunTrust presents total noninterest income excluding realized securities gains/losses.
  The Company believes total noninterest income without securities gains/losses is more indicative of the Company's performance because it isolates income that is primarily customer relationship and customer transaction driven.
Twelve Months Ended December 31